Investments In Subsidiaries	12 Months Ended
Dec. 31, 2020
Notes to Consolidated Financial Statements [Abstract]
Note 8 - Investments in Subsidiaries

Note 8 - Investments in Subsidiaries

  Non-controlling interests in subsidiaries

The following tables present information with respect to non-controlling interests in a Group subsidiary, YPH JV (at the rate of 50%), before elimination of inter-company transactions. The information includes fair value adjustments that were made on the acquisition date, other than goodwill and presented without adjustments for the ownership rates held by the Group.

As at December 31
2020	2019
$ millions	$ millions

Current assets	149	151
Non-current assets	400	346
Current liabilities	(189)	(150)
Non-current liabilities	(76)	(103)
Equity	(284)	(244)

Note 8 - Investments in Subsidiaries (cont'd)

  Non-controlling interests in subsidiaries (cont'd)
For the year ended December 31
2020	2019	2018
$ millions	$ millions	$ millions

Sales	359	349	387
Operating Income	29	23	-
Depreciation and amortization	37	41	34
Operating income before depreciation and amortization	66	64	34
Net Income (loss)	23	11	(13)
Total Comprehensive income	40	8	3

  Business Acquisition and Divestiture
  As part of the Company's strategy to expand the specialty fertilizer business and focus on growing markets, in October 2020, the Company entered into an agreement to acquire 100% of the shares of Agro Fertilaqua Participações S.A., one of Brazil's leading specialty plant nutrition companies, for a consideration of $122 million (before deduction of Fertilaqua's net debt of $40 million). In January 2021, the acquisition was completed following the fulfilment of the customary closing conditions. As at the reporting date, the Company has not yet completed Fertilaqua's Purchase Price Allocation (PPA) process.
  As part of ICL's goal to further enhance its digital service and accelerate its global development roadmap, in February 2020, the Company acquired Growers Holdings, Inc., an innovator in the field of process and data-driven farming, for a total consideration of $27 million. Growers has developed a platform that processes and analyzes data that is collected manually or through machine-generated farm data into focused plans that enhance decision‑making capabilities for farmers, agronomists and other agro-professionals.
  As part of the Company's strategy to divest low synergy businesses and non-core business activities, in April 2020, the Company entered into an agreement with Solina Corporate SAS to sell Hagesüd Interspice Gewürzwerke GmbH, including related real-estate assets. The sale's consideration is $35 million, of which $9 million represent a contingent consideration, which according to the Company's estimate, as at December 31, 2020, is part of the sale's consideration. In May 2020, the transaction was completed with no material impact on the Company's financial results. The contingent consideration will be received subject to meeting a specific sales target for a subsequent period of 12 months, ending on June 30, 2021.